Exhibit 23




Consent of Independent Public Accountants



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statement File No. 333-83223.


                                                 /s/ Arthur Andersen LLP
                                                 -------------------------
                                                     Arthur Andersen LLP








Dallas, Texas,
    June 22, 2001